SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of report (Date of earliest event reported) May 10, 2002
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                            Jaguar Investments, Inc.
                            ------------------------
               (Exact name of registrant as specified in Charter)


              Nevada                  0-25753              87-0449667
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   (State or other jurisdiction     (Commission          (IRS employer
         of incorporation)            file no.)        identification no.)




545 8th Avenue, Suite 401, New York, New York                 10018
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(Address of Principal Executive Offices)                    (Zip Code)



      Registrant's telephone number, including area code (212) 841-0916
                                                         --------------


             30 Broad Street, 43rd Floor, New York, New York  10004
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          (Former Name or Former Address, if Changed Since Last Report)

Item 4.  Changes in Registrant's Certifying Accountant.

            HJ & Associates, LLC ("HJ"), by letter dated May 10, 2002, was dismissed as the independent accountants for Jaguar Investments, Inc. (the "Company"). The reports of HJ on the financial statements of the Company for the past two fiscal years contain no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The Company's Board of Directors approved the dismissal of HJ.

            For the two most recent fiscal years and through May 10, 2002, there have been no disagreements between the Company and HJ on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which would have caused HJ to make a reference thereto in its report on the Company's financial statements for such period. During the two most recent fiscal years and through May 10, 2002, there have been no reportable events (as defined in Item 304 (a)(1)(v) of Regulation S-K).

            The Company has requested that HJ furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not HJ agrees with the above statements. A copy of such letter is attached as an exhibit to this Report on Form 8-K.

            The Company engaged Liebman Goldberg & Drogin, LLP ("LGD") as its new independent accountants as of May 10, 2002. Prior to such date, the Company did not consult with LGD regarding (i) the application of accounting principles,
(ii) the type of audit opinion that might be rendered by LGD, or (iii) any other matter that was the subject of a disagreement between the Company and its auditor (as defined in Item 304 (a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304 (a)(1)(v) of Regulation S-K).

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.

       (c)  Exhibits.

            (1) Letter of HJ & Associates, LLC to the Securities and Exchange Commission, dated May 14, 2002.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    JAGUAR INVESTMENTS, INC.



                                    By:    /s/ Gregory Ricca
                                       ------------------------------
                                    Name:  Gregory Ricca
                                    Title: Chief Executive Officer



Dated:  May 14, 2002